      As filed with the Securities and Exchange Commission on May 8, 2002.
                                                      Registration No. 333-77153


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 POST EFFECTIVE
                               AMENDMENT NO. 2 TO
                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                                   ----------

                             INTERNET AMERICA, INC.
             (Exact name of registrant as specified in its charter)

           Texas                                        86-0778979
(State or other jurisdiction of         (I.R.S. employer identification number)
 incorporation or organization)

                               One Dallas Centre
                          350 N. St. Paul, Suite 3000
                              Dallas, Texas 75201
                    (Address of principal executive offices)

                                   ----------

                             INTERNET AMERICA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                                   ----------

                               MICHAEL T. MAPLES
                               One Dallas Centre
                          350 N. St. Paul, Suite 3000
                              Dallas, Texas 75201
                    (Name and address of agent for service)
                                 (214) 861-2500
                    (Telephone number, including area code,
                             of agent for service)

                                   ----------

                                    COPY TO:
                               RICHARD F. DAHLSON
                             Jackson Walker L.L.P.
                                901 Main Street
                                   Suite 6000
                              Dallas, Texas 75202

         By this Post-Effective Amendment No. 2 to the Company's Form S-8 initially filed on April 28, 1999 (file no. 333-77153), the Company registers an additional 200,000 shares of Common Stock reserved for issuance under the Company's Employee Stock Purchase Plan. The initial Form S-8 filed on April 28, 1999 (file no. 333-77153), as amended, is incorporated herein by reference.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

         The following is a list of all exhibits filed as part of this Post-Effective Amendment No. 2 to the Company's Form S-8.

Exhibit
Number             Description of Exhibit
-------            ----------------------
5.1                Opinion of Jackson Walker LLP

23.1 Consent of Jackson Walker LLP (included in its opinion filed as Exhibit 5.1)

24                 Power of Attorney (included in Part II hereof)

99                 Internet America, Inc. First Amended and Restated Employee
                   Stock Purchase Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on the 2nd day of April, 2002.

                                             INTERNET AMERICA, INC.




                                             By:  /s/ Jack T. Smith
                                                --------------------------------
                                                  Jack T. Smith, President and
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

                                POWER OF ATTORNEY

         Each person whose signature appears below authorizes Jack T. Smith and Peter C. Gibbons, and each of them, each of whom may act without joinder of the other, to execute in the name of each such person who is then an officer or director of the Registrant, and to file any amendments to this Registration Statement necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Commission, in respect thereof, in connection with the registration of the securities which are the subject of this Registration Statement, which amendments may make such changes in such Registration Statement as such attorney may deem appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                                      Date
---------                          -----                                      ----
 /s/ Jack T. Smith                 Chief Executive Officer,                   April 2, 2002
-------------------------          President and Director
Jack T. Smith

 /s/ Mark Novy                     Controller (Principal Financial and        April 2, 2002
-------------------------          Accounting Officer)
Mark Novy

/s/ William O. Hunt
-------------------------          Chairman of the Board                      April 5, 2002
William O. Hunt

/s/ William E. Ladin, Jr.
-------------------------          Vice Chairman of the Board                 April 16, 2002
William E. Ladin, Jr.

 /s/ Gary L. Corona                Director                                   April  2, 2002
-------------------------
Gary L. Corona

 /s/ Peter C. Gibbons              Executive Vice President, Chief            April 2, 2002
-------------------------          Operating Officer and Director
Peter C. Gibbons

INDEX TO EXHIBITS

Exhibit
Number             Description of Exhibit
-------            ----------------------
5.1                Opinion of Jackson Walker LLP

23.1 Consent of Jackson Walker LLP (included in its opinion filed as Exhibit 5.1)

24                 Power of Attorney (included in Part II hereof)

99                 Internet America, Inc. First Amended and Restated Employee
                   Stock Purchase Plan